      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              WARBURG PINCUS FUNDS

     On February 15, 1999, Warburg Pincus and Credit Suisse Group announced that they reached an agreement for Credit Suisse to acquire Warburg Pincus Asset Management, Inc., the investment adviser to these Warburg Pincus funds. Under the terms of the arrangement, no immediate changes are planned to Warburg Pincus investment portfolio managers and investment professionals.

     The funds' governing Board and fund shareholders will be asked to vote on the "assignment" of the funds' current investment advisory agreements with Warburg Pincus Asset Management. Shareholders will receive more information about the advisory agreement arrangements, but until then shareholders do not need to take any action relating to their Warburg Pincus fund shares.

     The transaction is expected to be complete in mid-1999 upon satisfaction of the various conditions in the agreement.

Date: February 22, 1999

                                   PROSPECTUS
                                  Common Class
                               February 16, 1999

                                 WARBURG PINCUS
                              EMERGING GROWTH FUND

                                       -

                                 WARBURG PINCUS
                            SMALL COMPANY VALUE FUND

                                       -

                                 WARBURG PINCUS
                           SMALL COMPANY GROWTH FUND

                                       -

                                 WARBURG PINCUS
                           POST-VENTURE CAPITAL FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

                          [Warburg Pincus Funds Logo]

                                    CONTENTS

KEY POINTS.................... ....................           4
   Goals and Principal Strategies..................           4
   Investor Profile................................           4
   A Word About Risk...............................           5
PERFORMANCE SUMMARY............... ................           6
   Year-by-Year Total Returns......................           6
   Average Annual Total Returns....................           7
INVESTOR EXPENSES................ .................           8
   Fees and Fund Expenses..........................           8
   Example.........................................           9
THE FUNDS IN DETAIL............... ................          10
   The Management Firms............................          10
   Multi-Class Structure...........................          10
   Fund Information Key............................          11
EMERGING GROWTH FUND............... ...............          12
SMALL COMPANY VALUE FUND............. .............          14
SMALL COMPANY GROWTH FUND............ .............          16
POST-VENTURE CAPITAL FUND............ .............          18
MORE ABOUT RISK................. ..................          20
   Introduction....................................          20
   Types of Investment Risk........................          20
   Certain Investment Practices....................          23
MEET THE MANAGERS................ .................          26
ABOUT YOUR ACCOUNT................ ................          28
   Share Valuation.................................          28
   Buying and Selling Shares.......................          28
   Account Statements..............................          29
   Distributions...................................          29
   Taxes...........................................          29
OTHER INFORMATION................ .................          31
   About the Distributor...........................          31
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES

  FUND/RISK FACTORS               GOAL                         STRATEGIES
EMERGING GROWTH FUND    Maximum capital            - Invests in U.S. equity
Risk factors:           appreciation               securities
 Market risk                                       - Focuses on emerging-growth
Start-up and other                                   companies
small  companies                                   - Looks for growth characteristics
Special-situation                                  such as positive earnings and
 companies                                           potential for accelerated growth
 Non-diversified
status
SMALL COMPANY VALUE     Long-term capital          - Invests in equity securities of
FUND                    appreciation               small U.S. companies
Risk factors:                                      - Analyzes factors such as
 Market risk                                         price-to-earnings, price-to-book
Start-up and other                                   and price-to-cash flow ratios,
  small companies                                  using a value investment style
Special-situation
 companies
SMALL COMPANY GROWTH    Capital growth             - Invests in equity securities of
FUND                                               small U.S. companies
Risk factors:                                      - Using a growth investment style,
 Market risk                                       may look for either developing or
Start-up and other                                   older companies in a growth
small  companies                                   stage or companies providing
Special-situation                                  products or services with a high
 companies                                         unit-volume growth rate
POST-VENTURE CAPITAL    Long-term growth of        - Invests primarily in equity
FUND                    capital                    securities of U.S. companies
Risk factors:                                        considered to be in their
 Market risk                                         post-venture-capital stage of
Start-up and other                                   development
small  companies                                   - May invest in companies of any
Special-situation                                  size
 companies                                         - Takes a growth investment
                                                   approach to identifying attractive
                                                   post-venture-capital investments

     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - are investing for long-term goals that may include college or retirement

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for total return, growth and income, or capital appreciation

 - want to diversify their portfolios with more aggressive stock funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking primarily for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
All funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

START-UP AND OTHER SMALL COMPANIES
All funds

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES
All funds

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

NON-DIVERSIFIED STATUS
Emerging Growth Fund

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

[BAR CHART]

Best quarter: 26.43% (Q1 91)
Worst quarter: -23.03% (Q3 98)
Inception date: 1/21/88

                                                       EMERGING
YEAR ENDED 12/31:                                     GROWTH FUND
1989                                                     21.73%
1990                                                     -9.86%
1991                                                     56.13%
1992                                                     12.14%
1993                                                     18.11%
1994                                                     -1.43%
1995                                                     46.22%
1996                                                      9.87%
1997                                                     21.26%
1998                                                      5.82%

[BAR CHART]

Best quarter: 17.16% (Q3 97)
Worst quarter: -21.26% (Q3 98)
Inception date: 12/29/95

                                                         SMALL
                                                        COMPANY
YEAR ENDED 12/31:                                      VALUE FUND
1989
1990
1991
1992
1993
1994
1995
1996                                                     56.20%
1997                                                     19.16%
1998                                                    -14.88%

[BAR CHART]

Best quarter: 22.47% (Q4 98)
Worst quarter: -21.81% (Q3 98)
Inception date: 12/31/96

                                                         SMALL
                                                        COMPANY
YEAR ENDED 12/31:                                     GROWTH FUND
1989
1990
1991
1992
1993
1994
1995
1996
1997                                                     22.29%
1998                                                      -1.4%

[BAR CHART]

Best quarter: 23.08% (Q4 98)
Worst quarter: -21,37% (Q3 98)
Inception date: 9/29/95

                                                     POST-VENTURE
YEAR ENDED 12/31:                                    CAPITAL FUND
1989
1990
1991
1992
1993
1994
1995
1996                                                     17.26%
1997                                                      9.67%
1998                                                      8.29%

                          AVERAGE ANNUAL TOTAL RETURNS

                                 ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
    PERIOD ENDED 12/31/98:         1998     1994-1998    1989-1998    FUND       DATE
EMERGING GROWTH FUND               5.82%      15.24%      16.52%     16.63%     1/21/88
RUSSELL 2000 GROWTH INDEX(1)       1.23%      10.22%      11.54%     12.22%(2)
RUSSELL 2500 GROWTH INDEX(3)       3.10%      12.41%      13.69%     13.98%(2)
SMALL COMPANY VALUE FUND         -14.88%          NA          NA     16.51%    12/29/95
RUSSELL 2000 INDEX(4)             -2.54%          NA          NA     11.58%
SMALL COMPANY GROWTH FUND         -1.40%          NA          NA      9.80%    12/31/96
RUSSELL 2000 GROWTH INDEX(1)       1.23%          NA          NA      6.93%
POST-VENTURE CAPITAL FUND          8.29%          NA          NA     22.32%     9/29/95
RUSSELL 2000 GROWTH INDEX(1)       1.23%          NA          NA      8.17%
RUSSELL 2500 GROWTH INDEX(3)       3.10%          NA          NA     10.54%
NASDAQ INDUSTRIALS INDEX(5)        6.82%          NA          NA      9.13%

(1) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

(2) Performance since January 31, 1988.

(3) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.

(4) The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

(5) The NASDAQ Industrials Index measures the stock price performance of more than 3,000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4,500 stocks traded over the counter.

                           UNDERSTANDING PERFORMANCE
   - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1998.


                                           SMALL         SMALL      POST-VENTURE
                            EMERGING      COMPANY       COMPANY       CAPITAL
                           GROWTH FUND   VALUE FUND   GROWTH FUND       FUND
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on
   purchases                 NONE         NONE          NONE          NONE
Deferred sales charge
 "load"                      NONE         NONE          NONE          NONE
Sales charge "load" on
  reinvested
  distributions                NONE         NONE          NONE          NONE
Redemption fees                NONE         NONE          NONE          NONE
Exchange fees                  NONE         NONE          NONE          NONE
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee                 .90%        1.00%         1.00%         1.25%
Distribution and service
   (12b-1) fee                 NONE         .25%          .25%          .25%
Other expenses                 .32%         .46%         1.25%          .56%
TOTAL ANNUAL FUND
 OPERATING
   EXPENSES*                  1.22%        1.71%         2.50%         2.06%

* Actual fees and expenses for the fiscal year ended October 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some funds during 1998 but may be discontinued at any time.

                                      SMALL         SMALL      POST-VENTURE
      EXPENSES AFTER WAIVERS         COMPANY       COMPANY       CAPITAL
        AND REIMBURSEMENTS          VALUE FUND   GROWTH FUND       FUND
Management fee                         .99%          .25%          .85%
Distribution and service (12b-1)
 fee                                   .25%          .25%          .25%
Other expenses                         .46%          .90%          .55%
                                      -----         -----         -----
TOTAL ANNUAL FUND OPERATING
 EXPENSES                             1.70%         1.40%         1.65%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
EMERGING GROWTH FUND                       $124        $387           $670      $1,477
SMALL COMPANY VALUE FUND                   $174        $539           $928      $2,019
SMALL COMPANY GROWTH FUND                  $253        $779         $1,331      $2,836
POST-VENTURE CAPITAL FUND                  $209        $646         $1,108      $2,390

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRMS

WARBURG PINCUS ASSET
MANAGEMENT, INC.
466 Lexington Avenue
New York, NY 10017-3147

 - Investment adviser for the funds

 - Responsible for managing each fund's assets according to its goal and strategies and supervising Abbott's activities for the Post-Venture Capital Fund

 - A professional investment-advisory firm providing investment services to individuals since 1970 and to institutions since 1973

 - Currently manages approximately $22 billion in assets

   For easier reading, Warburg Pincus Asset Management, Inc. will be referred to as "Warburg Pincus" or "we" throughout this Prospectus.
ABBOTT CAPITAL MANAGEMENT, LLC
50 Rowes Wharf, Suite 240
Boston, MA 02110-3328
 - Sub-investment adviser for the Post-Venture Capital Fund

 - Responsible for managing the fund's investments in private-equity portfolios

 - A registered investment adviser concentrating on venture-capital, buyout, and special-situation investments

 - Currently manages approximately $2.4 billion in assets
     MULTI-CLASS STRUCTURE

   This Prospectus offers Common Class shares of the funds. Common Class shares are no-load.

   Each of the funds except the Small Company Growth Fund offers Advisor Class shares described in separate prospectuses. Advisor Class shares are available through financial-services firms.

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES
   Actual fund expenses for the 1998 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser and sub-investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                              EMERGING GROWTH FUND

     GOAL AND STRATEGIES

   The Emerging Growth Fund seeks maximum capital appreciation. To pursue this goal, it invests in equity securities of emerging-growth companies.

   Emerging-growth companies are small or medium-size companies that:

 - have passed their start-up phase

 - show positive earnings

 - offer the potential for accelerated earnings growth

   Emerging-growth companies generally stand to benefit from new products or services, technological developments, management changes or other factors. They include "special-situation companies"--companies experiencing unusual developments affecting their market value.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of emerging-growth companies that represent attractive capital-appreciation opportunities.

   Its non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the fund's investments.

     PORTFOLIO INVESTMENTS

   This fund invests in a portfolio of U.S. equity securities consisting of:

 - common and preferred stocks

 - securities convertible into common stocks

 - rights and warrants

   The fund may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

 - non-diversified status

   The value of your investment will fluctuate in response to stock-market movements. Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Securities of companies in special situations may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize. Non-diversification might cause the fund to be more volatile than a diversified fund.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater and Stephen J. Lurito manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .90%
   All other expenses                                                    .32%

                                                                 ------------

     Total expenses                                                     1.22%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


            PERIOD ENDED:                10/98        10/97        10/96       10/95      10/94
PER-SHARE DATA
Net asset value, beginning of period       $39.66       $32.80       $29.97     $22.38     $23.74
Investment activities:
Net investment loss                         (0.12)       (0.19)       (0.02)     (0.05)     (0.06)
Net gains or losses on investments
(both realized and unrealized)              (3.46)        7.12         4.60       7.64       0.06
 Total from investment activities           (3.58)        6.93         4.58       7.59       0.00
Distributions:
From net investment income                   0.00         0.00         0.00       0.00       0.00
From realized capital gains                 (2.39)       (0.07)       (1.75)      0.00      (1.36)
 Total distributions                        (2.39)       (0.07)       (1.75)      0.00      (1.36)
Net asset value, end of period             $33.69       $39.66       $32.80     $29.97     $22.38
Total return                                (9.40%)      21.18%       16.14%     33.91%       .16%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s
omitted)                               $1,532,521   $1,515,385   $1,104,684   $487,537   $240,664
Ratio of expenses to average net
assets                                       1.22%*       1.22%*       1.28%*     1.26%      1.22%
Ratio of net loss to average net
assets                                       (.48%)       (.59%)       (.63%)     (.58%)     (.58%)
Decrease reflected in above operating
expense ratios due to
waivers/reimbursements                        .00%         .00%         .00%       .00%       .04%
Portfolio turnover rate                     91.60%       87.03%       65.77%     84.82%     60.38%

--------------------------------------------------------------------------------
* Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00%, .01% and .01% for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares operating expense ratio after reflecting these arrangements were 1.22%, 1.21% and 1.27% for the years ended October 31, 1998, 1997 and 1996, respectively.

                            SMALL COMPANY VALUE FUND

     GOAL AND STRATEGIES

   The Small Company Value Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of small U.S. value companies. Current income is a secondary consideration in selecting portfolio investments.

   Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book, price-to-cash flow and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of small U.S. companies. The fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 1998, market capitalizations of Russell 2000 companies ranged from $4.4 million to $3.2 billion.

   Some companies may outgrow the definition of a small company after the fund has purchased their securities. These companies continue to be considered small for purposes of the fund's 65% minimum allocation to small-company equities. In addition, the fund may invest in companies of any size once the 65% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

     PORTFOLIO INVESTMENTS

   This fund invests primarily in equity securities of small-capitalization value companies. Equity holdings may consist of:

 - common and preferred stocks

 - securities convertible into common stocks

 - rights and warrants

   The fund may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

   The value of your investment will fluctuate in response to stock-market movements. Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize. "More

About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Kyle F. Frey manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .99%
   Distribution and service
   (12b-1) fee                                                           .25%
   All other expenses                                                    .46%

                                                                 ------------

     Total expenses                                                     1.70%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                  PERIOD ENDED:                     10/98           10/97             10/96(1)
PER-SHARE DATA
Net asset value, beginning of period                 $18.77          $14.38           $10.00
Investment activities:
Net investment loss                                   (0.12)          (0.08)           (0.02)
Net gains or losses on investments
(both realized and unrealized)                        (3.33)           4.64             4.40
 Total from investment activities                     (3.45)           4.56             4.38
Distributions:
From net investment income                             0.00            0.00             0.00
From realized capital gains                           (1.93)          (0.17)            0.00
 Total distributions                                  (1.93)          (0.17)            0.00
Net asset value, end of period                       $13.39          $18.77           $14.38
Total return                                         (19.97%)         32.05%           43.80%(2)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(000s omitted)                                      $80,318        $223,675          $84,045
Ratio of expenses to average net assets(3)             1.70%           1.70%            1.75%(4)
Ratio of net loss to average net assets                (.46%)          (.63%)           (.43%)(4)
Decrease reflected in above operating expense
ratio due to waivers/reimbursements                     .01%            .03%             .44%(4)
Portfolio turnover rate                               77.92%         105.87%           43.14%(2)

(1) For the Period December 29, 1995 (Commencement of Operations) through October 31, 1996.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00%, .01% and .00% for its year or period ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.70%, 1.69% and 1.75% for the year or period ended October 31, 1998, 1997 and 1996, respectively.

(4) Annualized.

                           SMALL COMPANY GROWTH FUND

     GOAL AND STRATEGIES

   The Small Company Growth Fund seeks capital growth. To pursue this goal, it invests in equity securities of small U.S. growth companies.

   In seeking to identify growth companies--companies with attractive capital-growth potential--the fund's portfolio managers often look for:

 - companies still in the developmental stage

 - older companies that appear to be entering a new stage of growth

 - companies providing products or services with a high unit-volume growth rate

   The fund may also invest in emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of small U.S. companies. The fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 1998, market capitalizations of Russell 2000 companies ranged from $4.4 million to $3.2 billion.

   Some companies may outgrow the definition of a small company after the fund has purchased their securities. These companies continue to be considered small for purposes of the fund's minimum 65% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 65% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

     PORTFOLIO INVESTMENTS

   This fund intends to invest at least 80% of assets in equity securities of small-capitalization growth companies. Equity holdings may consist of:

 - common and preferred stocks

 - securities convertible into common stocks

 - rights and warrants

   The fund may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

   The value of your investment will fluctuate in response to stock-market movements. Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."
                                       16

   Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.
     PORTFOLIO MANAGEMENT

   Stephen J. Lurito manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES
   Management fee                                                        .25%
   Distribution and service
   (12b-1) fee                                                           .25%
   All other expenses                                                    .90%

                                                                 ------------
     Total expenses                                                     1.40%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                       PERIOD ENDED:                           10/98        10/97(1)
PER-SHARE DATA
Net asset value, beginning of period                           $12.25       $10.00
Investment activities:
Net investment loss                                             (0.34)       (0.04)
Net gains or losses on investments (both realized and
unrealized)                                                     (1.74)        2.29
 Total from investment activities                               (2.08)        2.25
Distributions:
From net investment income                                      (0.06)        0.00
From realized capital gains                                      0.00         0.00
 Total distributions                                            (0.06)        0.00
Net asset value, end of period                                 $10.11       $12.25
Total return                                                   (17.00%)      22.50%(2)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                       $4,544      $11,977
Ratio of expenses to average net assets(3)                       1.40%        1.41%(4)
Ratio of net loss to average net assets                          (.95%)       (.53%)(4)
Decrease reflected in above operating expense ratio due to
waivers/reimbursements                                           1.10%        3.66%(4)
Portfolio turnover rate                                        114.97%      123.24%(2)

(1) For the period December 31, 1996 (Commencement of Operations) through October 31, 1997.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements reduced the Common Shares' net expense ratio by .00% and .01% for the period or year ended October 31, 1998 and 1997, respectively. The Common Shares' operating expense ratio after reflecting these arrangements was 1.40% and 1.40% for the year or period ended October 31, 1998 and 1997, respectively.

(4) Annualized.

                           POST-VENTURE CAPITAL FUND

     GOAL AND STRATEGIES

   The Post-Venture Capital Fund seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. companies considered to be in their post-venture-capital stage of development.

   A post-venture-capital company is one that has received venture-capital financing either:

 - during the early stages of the company's existence or the early stages of the development of a new product or service, or

 - as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the fund's purchase of the company's securities:

 - the investment of venture-capital financing

 - distribution of the company's securities to venture-capital investors

 - the initial public offering

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of post-venture-capital companies. The fund may invest in companies of any size.
     PORTFOLIO INVESTMENTS

   This fund invests primarily in equity securities of post-venture-capital companies. Equity holdings may consist of:

 - common and preferred stocks

 - rights and warrants

 - securities convertible into common stocks

 - partnership interests

   The fund may invest up to:

 - 10% of assets in special-situation companies

 - 10% of assets in private-equity portfolios that invest in venture-capital companies

 - 20% of assets in foreign securities

   To a limited extent, the fund may also engage in other investment practices.
     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - start-up and other small companies

 - special-situation companies

   The value of your investment will fluctuate in response to stock-market movements. Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

   To the extent that it invests in private-equity portfolios, the fund takes on additional liquidity, valuation and other risks. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater and Stephen J. Lurito are Co-Portfolio Managers of the fund. Associate Portfolio Managers Robert S. Janis and Christopher M. Nawn assist them. Raymond L. Held and Thaddeus I. Grey manage the fund's investments in private-equity portfolios. You can find out more about the fund's managers in "Meet the Managers."
     INVESTOR EXPENSES

   Management fee                                                        .85%
   Distribution and service (12b-1) fee                                  .25%
   All other expenses                                                    .55%

                                                                 ------------
     Total expenses                                                     1.65%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


          PERIOD ENDED:              10/98             10/97             10/96            10/95(1)
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                               $17.61            $16.03            $10.69            $10.00
--------------------------------------------------------------------------------------------------
Investment activities:
Net investment loss                    (0.50)            (0.35)            (0.11)             0.00
Net gains or losses on investments
and foreign currency related items
(both realized and unrealized)         (1.02)             1.93              5.45              0.69
--------------------------------------------------------------------------------------------------
 Total from investment activities      (1.52)             1.58              5.34              0.69
--------------------------------------------------------------------------------------------------
Distributions:
From net investment income              0.00              0.00              0.00              0.00
From realized capital gains             0.00              0.00              0.00              0.00
--------------------------------------------------------------------------------------------------
 Total distributions                    0.00              0.00              0.00              0.00
--------------------------------------------------------------------------------------------------
Net asset value, end of period        $16.09            $17.61            $16.03            $10.69
--------------------------------------------------------------------------------------------------
Total return                           (8.63%)            9.86%            49.95%             6.90%(2)
--------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                             $68,572          $109,575          $165,081            $3,024
Ratio of expenses to average net
 assets                                 1.65%(3)          1.66%(3)          1.66%(3)          1.65%(4)
Ratio of net income or loss to
average net assets                     (1.30%)           (1.27%)           (1.13%)             .25%(4)
Decrease reflected in above
operating expense ratio due to
waivers/reimbursements                   .41%              .41%              .66%            23.76%(4)
Portfolio turnover rate               111.51%           197.56%           168.46%            16.90%(2)
--------------------------------------------------------------------------------------------------

(1) For the period September 29, 1995 (Commencement of Operations) through October 31, 1995.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00%, .01% and .01% for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65%, 1.65% and 1.65% for the years ended October 31, 1998, 1997 and 1996, respectively.

(4) Annualized.

                                MORE ABOUT RISK

     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EURO CONVERSION RISK The introduction of a new single European currency, the euro, may result in uncertainties for securities of European companies, European markets and the operation of the funds. The euro was introduced on January 1, 1999, by 11 European Union member countries who are participating in European Monetary Union (EMU).

   The introduction of the euro results in the redenomination of certain European debt and equity securities over a period of time, which may bring differences in various accounting, tax and/or legal treatments that would not otherwise occur. Any market disruptions relating to the introduction of the euro could adversely affect the value of European securities and currencies held by the funds. Other risks relate to the ability of financial institutions' systems to process euro transactions. Additional economic and operational issues are raised by the fact that certain European Union member countries, including the United Kingdom, did not participate in EMU on January 1, 1999, and therefore did not implement the euro on that date.

   At this early stage no one knows what the degree of impact of the introduction of the euro will be. To the extent that the market impact or effect on a fund holding is negative or fund service-provider systems cannot process the euro conversion, the fund's performance could be hurt.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or
                                       20
practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

   YEAR 2000 PROCESSING RISK The funds' investment adviser is working to address the Year 2000 issue relating to the change from "99" to "00" on

January 1, 2000, and has obtained assurances from major service providers that they are taking similar steps. The adviser is working on the Year 2000 issue pursuant to a plan designed to address potential problems, and progress is proceeding according to the plan. The adviser anticipates the completion of testing of internal systems in the first part of 1999, and is developing contingency plans intended to address any unexpected service problems.

   The funds' operations are dependent upon interactions among many participants in the financial-services and other related industries. There is no assurance that preparations by the adviser and other industry participants will be sufficient, and any noncompliant computer systems could hurt key fund operations, such as shareholder servicing, pricing and trading.

   The Year 2000 issue affects practically all companies, organizations, governments, markets and economies throughout the world -- including companies or governmental entities in which the funds invest and markets in which they trade. However, at this time no one knows precisely what the degree of impact will be. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect a fund's performance.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate
       actual use
20%    Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted

                                                                      SMALL       SMALL    POST-
                                                           EMERGING  COMPANY     COMPANY  VENTURE
                                                            GROWTH    VALUE       GROWTH  CAPITAL
                                                              FUND     FUND        FUND    FUND
-------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                      LIMIT
-------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     10%     30%         30%      30%
-------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                 [ ]     [ ]         [ ]      [ ]
-------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, euro conversion,
information, liquidity, market, political, valuation risks.    10%     10%         10%      20%
-------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                  20%     20%         20%      20%
-------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                5%     10%          5%       5%
-------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                         25%     25%         25%      25%
-------------------------------------------------------------------------------------------------

                                                                      SMALL       SMALL    POST-
                                                           EMERGING  COMPANY     COMPANY  VENTURE
                                                            GROWTH    VALUE       GROWTH  CAPITAL
                                                              FUND     FUND        FUND    FUND
-------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                      LIMIT
-------------------------------------------------------------------------------------------------
PRIVATE-EQUITY PORTFOLIOS Private limited partnerships or
other investment funds that themselves invest in equity or
debt securities of:
-companies in the venture-capital or post-venture-capital
 stages of development
-companies engaged in special situations or changes in
 corporate control, including buyouts
Information, liquidity, market, valuation risks.                --      --          --      10%
-------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                         10%     10%         15%      15%
-------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                         33 1/3% 33 1/3%     33 1/3%  33 1/3%
-------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                 --      --         10%      10%
-------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                         [-]     [-]         [-]      [-]
-------------------------------------------------------------------------------------------------

                                                                      SMALL       SMALL    POST-
                                                           EMERGING  COMPANY     COMPANY  VENTURE
                                                            GROWTH    VALUE       GROWTH  CAPITAL
                                                              FUND     FUND        FUND    FUND
-------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                      LIMIT
-------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                            [-]     [-]         [-]      [-]
-------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.   [ ]     [ ]         [ ]      [ ]
-------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            10%     10%         15%      10%
-------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%     20%         20%      20%
-------------------------------------------------------------------------------------------------

(1) The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS


                               [Liz Dater Photo]

                               ELIZABETH B. DATER
                               Managing Director

 - Co-Portfolio Manager,
   Emerging Growth Fund
   since fund inception

 - Co-Portfolio Manager,
   Post-Venture Capital Fund
   since fund inception

 - With Warburg Pincus since 1978

                              [Kyle F. Frey Photo]

                                  KYLE F. FREY
                               Managing Director

 - Portfolio Manager,
   Small Company Value Fund
   since fund inception

 - With Warburg Pincus since 1989

                               [Robert S. Janis Photo]

                                ROBERT S. JANIS
                               Managing Director

 - Associate Portfolio Manager,
   Post-Venture Capital Fund
   since fund inception

 - With Warburg Pincus since 1994

 - Previously vice president and senior research analyst with U.S. Trust Company of New York, 1985 to 1994

                           [Stephen J. Lurito Photo]

                               STEPHEN J. LURITO
                               Managing Director

 - Portfolio Manager,
   Small Company Growth Fund
   since fund inception

 - Co-Portfolio Manager,
   Emerging Growth Fund
since 1990

 - Co-Portfolio Manager,
   Post-Venture Capital Fund
   since fund inception

 - With Warburg Pincus since 1987

           Job titles indicate position with the investment adviser.

                          [Christopher M. Nawn Photo]

                              CHRISTOPHER M. NAWN
                             Senior Vice President

 - Associate Portfolio Manager,
   Post-Venture Capital Fund
   since fund inception

 - With Warburg Pincus since 1994

 - Previously vice president and senior research analyst with Dreyfus Corporation, 1990 to 1994

                             SUB-INVESTMENT ADVISER
                               PORTFOLIO MANAGERS

                           Post-Venture Capital Fund

   RAYMOND L. HELD and THADDEUS I. GRAY manage the Post-Venture Capital Fund's investments in private-equity portfolios. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the fund's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

   The Post-Venture Capital Fund initially values its investments in private-equity portfolios at cost. After that, the fund values these investments according to reports from the portfolios that the sub-investment adviser generally receives on a quarterly basis. The fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     BUYING AND
     SELLING SHARES

   The accompanying Shareholder Guide explains how to invest directly with the funds. You will find information about purchases, redemptions, exchanges and services.

   Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS
   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund,
                                       28
such as the minimum initial or subsequent investment amounts, may be modified.

   Some of the firms through which the funds are available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program

 - Waterhouse Securities, Inc.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will also receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As a fund investor, you are entitled to your share of the fund's net income and gains on its investments. The fund passes these earnings along to its shareholders as distributions.

   Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The funds typically distribute dividends and capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Fund distributions are taxed based on the length of time the fund holds its assets, regardless of how long you have held fund shares. Distributions from a fund's long-term capital gains are taxed as capital gains; distributions from short-term capital gains and other sources are generally taxed as ordinary income. The funds will mostly make capital-gain distributions, which could be short-term or long-term.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099 that is mailed to you every January details your distributions and their federal-tax category.

   TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Counsellors Securities Inc., a wholly owned subsidiary of Warburg Pincus, is responsible for:

 - making the funds available to you

 - account servicing and maintenance

 - other administrative services related to sale of the Common Class

   As part of their business strategies, each of the funds except the Emerging Growth Fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate Counsellors Securities for the above services. Under the plan, Counsellors Securities receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

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                                       32

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION

   More information about these funds is available free upon request, including the following:

     SHAREHOLDER GUIDE

   Explains how to buy and sell shares. The Shareholder Guide is incorporated by reference into (is legally part of ) this Prospectus.

     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

   Please contact Warburg Pincus Funds to obtain information, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-WARBURG
   (800-927-2874)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds
   2 Heritage Drive
   North Quincy, MA 02171

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBERS:

Warburg Pincus Emerging Growth Fund                                    811-05396

Warburg Pincus Small Company
Value Fund                                                             811-07375

Warburg Pincus Small Company
Growth Fund                                                            811-07909

Warburg Pincus Post-Venture
Capital Fund                                                           811-07327


                          [Warburg Pincus Funds Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  - www.warburg.com
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPUSS-1-0299

                                   PROSPECTUS
                                 Advisor Class
                               February 16, 1999

                                 WARBURG PINCUS
                            SMALL COMPANY VALUE FUND

                                       --

                                 WARBURG PINCUS
                           POST-VENTURE CAPITAL FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

                          [Warburg Pincus Funds Logo]

                                ASSET MANAGEMENT

                      CONTENTS

KEY POINTS.................... ....................           4
   Goal and Principal Strategies...................           4
   Investor Profile................................           4
   A Word About Risk...............................           5
PERFORMANCE SUMMARY............... ................           6
   Year-by-Year Total Returns......................           6
   Average Annual Total Returns....................           6
INVESTOR EXPENSES................ .................           8
   Fees and Fund Expenses..........................           8
   Example.........................................           9
THE FUNDS IN DETAIL............... ................          10
   The Management Firms............................          10
   Multi-Class Structure...........................          10
   Fund Information Key............................          11
SMALL COMPANY VALUE FUND............. .............          12
POST-VENTURE CAPITAL FUND............ .............          14
MORE ABOUT RISK................. ..................          16
   Introduction....................................          16
   Types of Investment Risk........................          16
   Certain Investment Practices....................          19
MEET THE MANAGERS................ .................          22
ABOUT YOUR ACCOUNT................ ................          24
   Share Valuation.................................          24
   Account Statements..............................          24
   Distributions...................................          24
   Taxes...........................................          25
OTHER INFORMATION................ .................          26
   About the Distributor...........................          26
BUYING SHARES.................. ...................          28
SELLING SHARES.................. ..................          30
SHAREHOLDER SERVICES............... ...............          32
OTHER POLICIES.................. ..................          33
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

  FUND/RISK FACTORS               GOAL                         STRATEGIES
SMALL COMPANY VALUE     Long-term capital          - Invests in equity securities of
FUND                    appreciation                 small U.S. companies
Risk factors:                                      - Analyzes factors such as
 Market risk                                         price-to-earnings, price-to-book
 Start-up and other                                  and price-to-cash flow ratios,
   small companies                                   using a value investment style
 Special-situation
   companies
POST-VENTURE CAPITAL    Long-term growth of        - Invests primarily in equity
FUND                    capital                      securities of U.S. companies
Risk factors:                                        considered to be in their
 Market risk                                         post-venture-capital stage of
 Start-up and other                                  development
   small companies                                 - May invest in companies of any
 Special-situation                                   size
   companies                                       - Takes a growth investment
                                                     approach to identifying attractive
                                                     post-venture-capital investments

     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

- are investing for long-term goals that may include college or retirement

- are willing to assume the risk of losing money in exchange for attractive potential long-term returns

- are investing for growth and income or capital appreciation

- want to diversify their portfolios with more aggressive stock funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

- are investing for a shorter time horizon

- are uncomfortable with an investment that will fluctuate in value

- are looking primarily for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
Both funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

START-UP AND OTHER SMALL COMPANIES
Both funds

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES
Both funds

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:
                                                                1996      1997      1998
SMALL COMPANY VALUE FUND....................................  57.00%    17.77%    -14.80%

Best quarter: 15.97% (Q3 97)
Worst quarter: -21.21% (Q3 98)
Inception date: 12/29/95

YEAR ENDED 12/31:
                                                                1996      1997      1998
POST-VENTURE CAPITAL FUND...................................  16.78%     9.16%     7.92%

                          AVERAGE ANNUAL TOTAL RETURNS

                               ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
   PERIOD ENDED 12/31/98:        1998     1994-1998    1989-1998    FUND       DATE
SMALL COMPANY VALUE FUND       -14.80%       NA          NA        16.29%    12/29/95
RUSSELL 2000 INDEX(1)           -2.54%       NA          NA        11.58%
POST-VENTURE CAPITAL FUND        7.92%       NA          NA        21.81%     9/29/95
RUSSELL 2000 GROWTH INDEX(2)     1.23%       NA          NA        8.17%
RUSSELL 2500 GROWTH INDEX(3)     3.10%       NA          NA        10.54%
NASDAQ INDUSTRIALS INDEX(4)      6.82%       NA          NA        9.13%

(1) The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

(2) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

                                                        (footnotes continued...)
                                        6

(3) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.

(4) The NASDAQ Industrials Index measures the stock price performance of more than 3,000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4,500 stocks traded over the counter.

                           UNDERSTANDING PERFORMANCE

  - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1998.


                                                             SMALL      POST-VENTURE
                                                            COMPANY       CAPITAL
                                                           VALUE FUND       FUND
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                              NONE          NONE
Deferred sales charge "load"                                  NONE          NONE
Sales charge "load" on reinvested distributions               NONE          NONE
Redemption fees                                               NONE          NONE
Exchange fees                                                 NONE          NONE
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                               1.00%         1.25%
Distribution and service (12b-1) fee                          .50%          .50%
Other expenses                                                .74%          .81%
TOTAL ANNUAL FUND OPERATING EXPENSES*                        2.24%         2.56%

* Actual fees and expenses for the fiscal year ended October 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some funds during 1998 but may be discontinued at any time.

                                                             SMALL      POST-VENTURE
                 EXPENSES AFTER WAIVERS                     COMPANY       CAPITAL
                   AND REIMBURSEMENTS                      VALUE FUND       FUND
Management fee                                                .99%          .85%
Distribution and service (12b-1) fee                          .50%          .50%
Other expenses                                                .48%          .55%
                                                             -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.97%         1.90%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
SMALL COMPANY VALUE FUND                  $227         $700         $1,200      $2,575
POST-VENTURE CAPITAL FUND                 $259         $796         $1,360      $2,895

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRMS

WARBURG PINCUS ASSET
MANAGEMENT, INC.
466 Lexington Avenue
New York, NY 10017-3147

- Investment adviser for the funds

- Responsible for managing each fund's assets according to its goal and strategies and supervising Abbott's activities for the Post-Venture Capital Fund

- A professional investment-advisory firm providing investment services to individuals since 1970 and to institutions since 1973

- Currently manages approximately $22 billion in assets

   For easier reading, Warburg Pincus Asset Management, Inc. will be referred to as "Warburg Pincus" or "we" throughout this Prospectus.

ABBOTT CAPITAL MANAGEMENT, LLC
50 Rowes Wharf, Suite 240
Boston, MA 02110-3328
- Sub-investment adviser for the Post-Venture Capital Fund

- Responsible for managing the fund's investments in private-equity portfolios

- A registered investment adviser concentrating on venture capital, buyout, and special-situations investments

- Currently manages approximately $2.4 billion in assets

     MULTI-CLASS STRUCTURE

   Each fund offers two classes of shares, Common and Advisor. This Prospectus offers the Advisor Class of shares, which are sold through financial-services firms.

   The Common Class of each fund is described in a separate prospectus.

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES
   Actual fund expenses for the 1998 fiscal year. Future expenses may be higher or lower.

- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

- DISTRIBUTION AND SERVICE (12B-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

- OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

- TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

- PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                            SMALL COMPANY VALUE FUND

     GOAL AND STRATEGIES

   The Small Company Value Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of small U.S. value companies. Current income is a secondary consideration in selecting portfolio investments.

   Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book, price-to-cash flow and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of small U.S. companies. The fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 1998, market capitalizations of Russell 2000 companies ranged from $4.4 million to $3.2 billion.

   Some companies may outgrow the definition of a small company after the fund has purchased their securities. These companies continue to be considered small for purposes of the fund's 65% minimum allocation to small-company equities. In addition, the fund may invest in companies of any size once the 65% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

     PORTFOLIO INVESTMENTS

   This fund invests primarily in equity securities of small-capitalization value companies. Equity holdings may consist of:

- common and preferred stocks

- securities convertible into common stocks

- rights and warrants

   The fund may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

- market risk

- start-up and other small companies

- special-situation companies

   The value of your investment will fluctuate in response to stock-market movements. Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize. "More

About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Kyle F. Frey manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .99%
   Distribution and service
   (12b-1) fee                                                           .50%
   All other expenses                                                    .48%
                                                                        -----
     Total expenses                                                     1.97%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                  PERIOD ENDED:                      10/98           10/97             10/96(1)
PER-SHARE DATA
Net asset value, beginning of period                  $18.65          $14.46          $10.00
Investment activities:
Net investment loss                                    (0.40)          (0.08)          (0.02)
Net gains or losses on investments
(both realized and unrealized)                         (3.02)           4.44            4.48
 Total from investment activities                      (3.42)           4.36            4.46
Distributions:
From net investment income                              0.00            0.00            0.00
From realized capital gains                            (1.93)          (0.17)           0.00
 Total distributions                                   (1.93)          (0.17)           0.00
Net asset value, end of period                        $13.30          $18.65          $14.46
Total return                                          (19.93%)         30.47%          44.60%(2)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(000s omitted)                                           $53            $255              $5
Ratio of expenses to average net assets(3)              1.97%           1.89%           1.97%(4)
Ratio of net loss to average net assets                 (.92%)          (.78%)          (.52%)(4)
Decrease reflected in above operating expense
ratio due to waivers/reimbursements                      .27%            .00%           1.46%(4)
Portfolio turnover rate                                77.92%         105.87%          43.14%(2)

(1) For the period December 29, 1995 (Commencement of Operations) through October 31, 1996.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' net expense ratio by .00%, .01% and .00% for its year or period ended October 31, 1998, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.97%, 1.88% and 1.97% for the year or period ended October 31, 1998, 1997 and 1996, respectively.

(4) Annualized.

                           POST-VENTURE CAPITAL FUND

     GOAL AND STRATEGIES

   The Post-Venture Capital Fund seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. companies considered to be in their post-venture-capital stage of development.

   A post-venture-capital company is one that has received venture-capital financing either:

- during the early stages of the company's existence or the early stages of the development of a new product or service, or

- as part of a restructuring or recapitalization of the company

   In either case, one or more of the following will have occurred within 10 years prior to the fund's purchase of the company's securities:

- the investment of venture-capital financing

- distribution of the company's securities to venture-capital investors

- the initial public offering

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of post-venture-capital companies. The fund may invest in companies of any size.

     PORTFOLIO INVESTMENTS

   This fund invests primarily in equity securities of post-venture-capital companies. Equity holdings may consist of:

- common and preferred stocks

- rights and warrants

- securities convertible into common stocks

- partnership interests

   The fund may invest up to:

- 10% of assets in special-situation companies

- 10% of assets in private-equity portfolios that invest in venture-capital companies

- 20% of assets in foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

- market risk

- start-up and other small companies

- special-situation companies

   The value of your investment will fluctuate in response to stock-market movements. Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

   To the extent that it invests in private-equity portfolios, the fund takes on additional liquidity, valuation and other risks. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Elizabeth B. Dater and Stephen J. Lurito are Co-Portfolio Managers of the fund. Associate Portfolio Managers Robert S. Janis and Christopher M. Nawn assist them. Raymond L. Held and Thaddeus I. Grey manage the fund's investments in private-equity portfolios. You can find out more about the fund's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .85%
   Distribution and service (12b-1) fee                                  .50%
   All other expenses                                                    .55%
                                                                        -----
     Total expenses                                                     1.90%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


          PERIOD ENDED:              10/98             10/97             10/96            10/95(1)
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                               $17.44            $15.93            $10.68            $10.00
--------------------------------------------------------------------------------------------------
Investment activities:
Net investment income or loss          (0.01)            (0.22)            (0.05)             0.00
Net gains or losses on investments
(both realized and unrealized)         (1.53)             1.73              5.30              0.68
--------------------------------------------------------------------------------------------------
 Total from investment activities      (1.54)             1.51              5.25              0.68
--------------------------------------------------------------------------------------------------
Distributions:
From net investment income              0.00              0.00              0.00              0.00
From realized capital gains             0.00              0.00              0.00              0.00
--------------------------------------------------------------------------------------------------
 Total distributions                    0.00              0.00              0.00              0.00
--------------------------------------------------------------------------------------------------
Net asset value, end of period        $15.90            $17.44            $15.93            $10.68
--------------------------------------------------------------------------------------------------
Total return                           (8.83%)            9.48%            49.16%             6.80%(2)
--------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                                $343              $270              $204                $1
Ratio of expenses to average net
 assets                                 1.90%(3)          1.91%(3)          1.90%(3)          2.15%(4)
Ratio of net income or loss to
average net assets                     (1.65%)           (1.52%)           (1.41%)             .09%(4)
Decrease reflected in above
operating expense ratio due to
waivers/reimbursements                   .66%              .70%              .75%             9.25%(4)
Portfolio turnover rate               111.51%           197.56%           168.46%            16.90%(2)
--------------------------------------------------------------------------------------------------

(1) For the period September 29, 1995 (Commencement of Operations) through October 31, 1995.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' net expense ratio by .00%, .01% and .00% for the years ended October 31, 1998, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.90%, 1.90% and 1.90% for the years ended October 31, 1998, 1997 and 1996, respectively.

(4) Annualized.

                                MORE ABOUT RISK

     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EURO CONVERSION RISK The introduction of a new single European currency, the euro, may result in uncertainties for securities of European companies, European markets and the operation of the funds. The euro was introduced on January 1, 1999, by 11 European Union member countries who are participating in European Monetary Union (EMU).

   The introduction of the euro results in the redenomination of certain European debt and equity securities over a period of time, which may bring differences in various accounting, tax and/or legal treatments that would not otherwise occur. Any market disruptions relating to the introduction of the euro could adversely affect the value of European securities and currencies held by the funds. Other risks relate to the ability of financial institutions' systems to process euro transactions. Additional economic and operational issues are raised by the fact that certain European Union member countries, including the United Kingdom, did not participate in EMU on January 1, 1999, and therefore did not implement the euro on that date.

   At this early stage no one knows what the degree of impact of the introduction of the euro will be. To the extent that the market impact or effect on a fund holding is negative or fund service-provider systems cannot process the euro conversion, the fund's performance could be hurt.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or
                                       16
practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

   - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

   - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

   YEAR 2000 PROCESSING RISK The funds' adviser is working to address the Year 2000 issue relating to the change from "99" to "00" on January 1, 2000, and has obtained assurances from major service providers that they are taking similar steps. The adviser is working on the Year 2000 issue pursuant to a plan designed to address potential problems, and progress is proceeding according to the plan. The adviser anticipates the completion of testing of internal systems in the first part of 1999, and is developing contingency plans intended to address any unexpected service problems.

   The fund's operations are dependent upon interactions among many participants in the financial-services and related industries. There is no assurance that preparations by the adviser and other industry participants will be sufficient, and any noncompliant computer systems could hurt key fund operations, such as shareholder servicing, pricing and trading.

   The Year 2000 issue affects practically all companies, organizations, governments, markets and economies throughout the world -- including companies or governmental entities in which the funds invest and markets in which they trade. However, at this time no one knows precisely what the degree of impact will be. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect a fund's performance.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

N      Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a
       percentage of NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate
       actual use
NS     Permitted, but not expected to be used to a significant
       extent
--     Not permitted

                                                               SMALL     POST-
                                                              COMPANY   VENTURE
                                                               VALUE    CAPITAL
                                                               FUND      FUND
-------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                 LIMIT
-------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      30%       30%
-------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                   NS       NS
-------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, euro conversion,
information, liquidity, market, political, valuation risks.      10%      20%
-------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                    20%      20%
-------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                 10%       5%
-------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                           25%      25%
-------------------------------------------------------------------------------
PRIVATE-EQUITY PORTFOLIOS Private limited partnerships or
other investment funds that themselves invest in equity or
debt securities of:
- companies in the venture-capital or post-venture-capital
  stages of development
- companies engaged in special situations or changes in
  corporate control, including buyouts
Information, liquidity, market, valuation risks.                  --      10%
-------------------------------------------------------------------------------

                                                               SMALL     POST-
                                                              COMPANY   VENTURE
                                                               VALUE    CAPITAL
                                                               FUND      FUND
---------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                LIMIT
---------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                           10%      15%
---------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                            33 1/3%  33 1/3%
---------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                  --       10%
---------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                           N        N
---------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                              N        N
---------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.     NS       NS
---------------------------------------------------------------------------------

                                                               SMALL     POST-
                                                              COMPANY   VENTURE
                                                               VALUE    CAPITAL
                                                               FUND      FUND
-------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                LIMIT
-------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                              10%      10%
-------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                      20%      20%
-------------------------------------------------------------------------------

(1) The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                               [Liz Dater Photo]

                               ELIZABETH B. DATER
                               Managing Director

- Co-Portfolio Manager,
  Post-Venture Capital Fund
  since fund inception

- With Warburg Pincus since 1978

                              [Kyle F. Frey Photo]

                                  KYLE F. FREY
                               Managing Director

- Portfolio Manager,
  Small Company Value Fund
  since fund inception

- With Warburg Pincus since 1989

                            [Robert S. Janis Photo]

                                ROBERT S. JANIS
                               Managing Director

- Associate Portfolio Manager,
  Post-Venture Capital Fund
  since fund inception

- With Warburg Pincus since 1994

- Previously vice president and senior research analyst with U.S. Trust Company of New York, 1985 to 1994

                           [Stephen J. Lurito Photo]

                               STEPHEN J. LURITO
                               Managing Director

- Co-Portfolio Manager,
  Post-Venture Capital Fund
  since fund inception

- With Warburg Pincus since 1987

           Job titles indicate position with the investment adviser.

                          [Christopher M. Nawn Photo]

                              CHRISTOPHER M. NAWN
                             Senior Vice President

- Associate Portfolio Manager,
  Post-Venture Capital Fund
  since fund inception

- With Warburg Pincus since 1994

- Previously vice president and senior research analyst with Dreyfus Corporation, 1990 to 1994

                   SUB-INVESTMENT ADVISER PORTFOLIO MANAGERS

                           Post-Venture Capital Fund

   RAYMOND L. HELD and THADDEUS I. GRAY manage the Post-Venture Capital Fund's investments in private-equity portfolios. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the fund's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

   The Post-Venture Capital Fund initially values its investments in private-equity portfolios at cost. After that, the fund values these investments according to reports from the portfolios that the sub-investment adviser generally receives on a quarterly basis. The fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

- after any changes of name or address of the registered owner(s)

- otherwise, every quarter

   You will also receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As a fund investor, you are entitled to your share of the fund's net income and gains on its investments. The fund passes these earnings along to its shareholders as distributions.

   Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The funds typically distribute dividends and capital gains annually, usually in December.
                                       24

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Fund distributions are taxed based on the length of time the fund holds its assets, regardless of how long you have held fund shares. Distributions from a fund's long-term capital gains are taxed as capital gains; distributions from short-term capital gains and other sources are generally taxed as ordinary income. The funds will mostly make capital-gain distributions, which could be short-term or long-term.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099 that is mailed to you every January details your distributions and their federal-tax category.

TAXES ON TRANSACTIONS
   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Counsellors Securities Inc., a wholly owned subsidiary of Warburg Pincus, is each fund's distributor. Counsellors Securities is responsible for:

- making the fund available to you

- account servicing and maintenance

- other administrative services related to sale of the Advisor Class

   Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The funds have adopted Rule 12b-1 shareholder-servicing and distribution plans to compensate these firms for their services. The current 12b-1 fee is .50% per annum of each fund's average daily net assets, although under the 12b-1 plan the fund is authorized to pay up to
 .75%.

                       This page intentionally left blank

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Institutional Shareholder Service Center to receive one by mail or fax.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Advisor Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
- Complete the Warburg Pincus Advisor         - Make your check payable to Warburg
  Funds New Account Application.                Pincus Advisor Funds.
- Make your check payable to Warburg          - Write the account number and the fund
  Pincus Advisor Funds.                         name on your check.
- Write the fund name on the check.           - Mail to Warburg Pincus Advisor Funds.
- Mail to Warburg Pincus Advisor Funds.

BY EXCHANGE
- Call our Institutional Shareholder          - Call our Institutional Shareholder
  Service Center to request an exchange         Service Center to request an exchange
  from another Warburg Pincus fund or           from another Warburg Pincus fund or
  portfolio. Be sure to read the current        portfolio.
  Prospectus for the new fund or
  portfolio.                                   If you do not have telephone privileges,
                                               mail or fax a letter of instruction.
If you do not have telephone privileges,
mail or fax a letter of instruction.

BY WIRE
- Complete and sign the New Account           - Call our Institutional Shareholder
  Application.                                  Service Center by 4 p.m. ET to inform us
- Call our Institutional Shareholder            of the incoming wire. Please be sure to
  Service Center and fax the signed New         specify the account registration,
  Account Application by 4 p.m. ET.             account number and the fund name on
- The Institutional Shareholder Service         your wire advice.
  Center will telephone you with your         - Wire the money for receipt that day.
  account number. Please be sure to
  specify the account registration,
  account number and the fund name on
  your wire advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Warburg Pincus Advisor Funds.

BY ACH TRANSFER
- Cannot be used to open an account.          - Call our Institutional Shareholder
                                                Service Center to request an ACH transfer
                                                from your bank.
                                              - Your purchase will be effective at the
                                                next NAV calculated after we receive your
                                                order in proper form.

                                               Requires ACH on Demand privileges.

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Sales of any amount.
includes:
- your name(s) and signature(s) or, if
  redeeming on an investor's behalf, the
  name(s) of the registered owner(s) and
  the signature(s) of their legal
  representative(s)
- the fund name and account number
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Warburg Pincus
Advisor Funds.

If only a letter of instruction is
required, you can fax it to the
Institutional Shareholder Service Center
(unless a signature guarantee is
required).

BY EXCHANGE
- Call our Institutional Shareholder           - Accounts with telephone privileges.
  Service Center to request an exchange          If you do not have telephone privileges,
  into another Warburg Pincus fund or            mail or fax a letter of instruction to
  portfolio. Be sure to read the current         exchange shares.
  Prospectus for the new fund or portfolio.

BY PHONE
Call our Institutional Shareholder             - Accounts with telephone privileges.
Service Center to request a redemption.
You can receive the proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank
- a wire to your bank
See "By Wire or ACH Transfer" for
details.

BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          - Requests by phone or mail.
  "ACH on Demand" section of your New
  Account Application.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

  INSTITUTIONAL SHAREHOLDER SERVICE CENTER
  Toll free: 800-222-8977
  Fax:      212-370-9833

  MAIL
  Warburg Pincus Advisor Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial
  Attn: Warburg Pincus Advisor Funds
  2 Heritage Drive
  North Quincy, MA 02171

  INTERNET WEB SITE
  www.warburg.com

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Advisor Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Account registration]

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

- accounts whose address of record has been changed within the past 30 days

- redemptions in certain large accounts (other than by exchange)

- requests to send the proceeds to a different payee or address

- shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   If the fund has not yet collected payment for the shares you are selling, it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase. To avoid the collection period, consider buying shares by bank wire, bank check, certified check or money order.

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Institutional Shareholder Service Center to update your account records whenever you change your address. The Institutional Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

- your investment check or ACH transfer does not clear

- you place a telephone order by 4 p.m. ET and we do not receive your wire that day

   If you wire money without first calling our Institutional Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

   The fund reserves the right to:

- refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

- change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

- impose minimum investment amounts after 15 days' notice to current investors of any increases

- charge a wire-redemption fee

- make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

- suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

- stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                       This page intentionally left blank

                              FOR MORE INFORMATION


   More information about these funds is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

   Please contact Warburg Pincus Advisor Funds to obtain information, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY MAIL:
   Warburg Pincus Advisor Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Advisor Funds
   2 Heritage Drive
   North Quincy, MA 02171

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBERS:

Warburg Pincus Small Company
Value Fund                                                             811-07375

Warburg Pincus Post-Venture
Capital Fund                                                           811-07327

                          [ Warburg Pincus Funds Logo]

                                ASSET MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                       800-222-8977  --  www.warburg.com

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           ADSAP-1-0299

                              WARBURG PINCUS FUNDS
                                  SHAREHOLDER
                                     GUIDE

                                  Common Class
                                December 3, 1998

      This Shareholder Guide is incorporated into and legally part of each
                   Warburg Pincus (Common Class) prospectus.

                          [Warburg Pincus Funds Logo]

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed IRA Rollover and government checks.

                           MINIMUM INITIAL INVESTMENT

Cash Reserve Fund:        $  1,000
New York Tax Exempt
  Fund:                   $  1,000
Balanced Fund:            $  1,000
Growth & Income Fund:     $  1,000
WorldPerks(R) Funds:      $  5,000
Long-Short Funds          $ 25,000
All other funds:          $  2,500
IRAs:                     $    500*
Transfers/Gifts to
  Minors:                 $    500*

* $25,000 minimum for Long-Short
  Funds.

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]

                                HOW TO REACH US

  SHAREHOLDER SERVICE CENTER
  Toll free: 800 -WARBURG
             (800 -927-2874)
  Fax:      212-370-9833

  MAIL
  Warburg Pincus Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial
  Attn: Warburg Pincus Funds
  2 Heritage Drive
  North Quincy, MA 02171

  INTERNET WEB SITE
  www.warburg.com
                                        2

                                 BUYING SHARES

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.        - Make your check payable to Warburg
 For IRAs use the Universal IRA                Pincus Funds.
  Application.                                 - Write the account number and the fund
- Make your check payable to Warburg           name on your check.
  Pincus Funds.                                - Mail to Warburg Pincus Funds.
- Mail to Warburg Pincus Funds.                - Minimum amount is $100.
BY EXCHANGE
- Call our Shareholder Service Center to       - Call our Shareholder Service Center to
  request an exchange. Be sure to read         request an exchange.
  the current prospectus for the new           - Minimum amount is $250.
  fund. Also please observe the minimum        If you do not have telephone privileges,
initial investment.                            mail or fax a signed letter of
 If you do not have telephone privileges,      instruction.
mail or fax a signed letter of
instruction.
BY WIRE

- Complete and sign the New Account            - Call our Shareholder Service Center by
  Application.                                 4 p.m. ET to inform us of the incoming
- Call our Shareholder Service Center and        wire. Please be sure to specify your
  fax the signed New Account Application         name, the account number and the fund
  by 4 p.m. ET.                                  name on your wire advice.
- Shareholder Services will telephone you      - Wire the money for receipt that day.
  with your account number. Please be          - Minimum amount is $500.
  sure to specify your name, the account
number and the fund name on your wire
advice.
- Wire your initial investment for
receipt that day.
- Mail the original, signed application
  to Warburg Pincus Funds.
This method is not available for IRAs.
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

- Cannot be used to open an account.           - Call our Shareholder Service Center to
                                               request an ACH transfer from your bank.
                                               - Your purchase will be effective at the
                                               next NAV calculated after we receive your
                                                 order in proper form.
                                               - Minimum amount is $50.
                                               Requires ACH on Demand privileges.

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)                For IRAs please use the IRA Distribution
- the fund name and account number             Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares
in Writing").
Mail the materials to Warburg Pincus
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.
BY EXCHANGE
- Call our Shareholder Service Center to       - Accounts with telephone privileges.
  request an exchange. Be sure to read         If you do not have telephone privileges,
the current prospectus for the new fund.       mail or fax a letter of instruction to
Also please observe the minimum initial        exchange shares.
investment.
BY PHONE

Call our Shareholder Service Center to         - Non-IRA accounts with telephone
request a redemption. You can receive the      privileges.
proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your New          or ACH on Demand privileges.
  Account Application.                         - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

()* For the Central & Eastern Europe Fund only: A short-term trading fee of 1.0% of the amount redeemed will be deducted from the redemption proceeds if you sell shares of the fund after holding them less than six months. This fee, which is currently being waived, does not apply to shares acquired through reinvestment of distributions. For purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fees, followed by the shares held longest.

                               SELLING SHARES(*)

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemption in certain large amounts (other than by exchange)

 - requests to send the proceeds to a different payee or address

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   If the fund has not yet collected payment for the shares you are selling, it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase. To avoid the collection period, consider buying shares by bank wire, bank check, certified check or money order.

     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

                        MINIMUM TO KEEP AN ACCOUNT OPEN

Cash Reserve Fund:           $ 750
New York Tax Exempt Fund:    $ 750
Balanced Fund:               $ 500
Growth & Income Fund:        $ 500
WorldPerks Funds:            $ 750
All other funds:            $2,000
IRAs:                        $ 250
Transfers/Gifts to
  Minors:                    $ 250

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Warburg Pincus fund. Not available for IRAs.
     RETIREMENT PLANS

   Warburg Pincus offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Roth Conversion IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Warburg Pincus, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. Shareholder Services can also help you change your account information or privileges.

                              SHAREHOLDER SERVICES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed. For the Intermediate Maturity Government, New York Intermediate Municipal and Fixed Income Funds and the Money Market Funds, you begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of a Money Market Fund before 12 p.m. (noon), you begin to earn dividend distributions on that day.
   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day
   If you wire money without first calling Shareholder Services to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.
   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.
   Uncashed redemption or distribution checks do not earn interest.
     SPECIAL SITUATIONS

   A fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change its minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements for employees and clients of its adviser, sub-adviser, distributor and their affiliates and, for the Long-Short Funds, investments through certain financial-services firms ($10,000 minimum) and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                                 OTHER POLICIES

                          [WARBURG PINCUS FUNDS LOGO]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  B www.warburg.com
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                  WPCOM-31-1298A

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 16, 1999

                       WARBURG PINCUS EMERGING GROWTH FUND

                    WARBURG PINCUS POST-VENTURE CAPITAL FUND

                    WARBURG PINCUS SMALL COMPANY GROWTH FUND

                     WARBURG PINCUS SMALL COMPANY VALUE FUND


This combined Statement of Additional Information provides information about Warburg Pincus Emerging Growth Fund (the "Emerging Growth Fund"), Warburg Pincus Post-Venture Capital Fund (the "Post-Venture Capital Fund"), Warburg Pincus Small Company Growth Fund (the "Small Company Growth Fund") and Warburg Pincus Small Company Value Fund (the "Small Company Value Fund" and collectively with the Emerging Growth Fund, the Small Company Growth Fund and the Small Company Value Fund, the "Funds") that is contained in the combined Prospectus for the Common Shares of the Funds and the Prospectuses for the Advisor Shares of the Funds, each dated February 16, 1999.

Each Fund's audited annual report dated October 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the Annual Report can be obtained by writing or telephoning:


          Common Shares                           Advisor Shares
      Warburg Pincus Funds                 Warburg Pincus Advisor Funds
          P.O. Box 9030                            P.O. Box 4906
Boston, Massachusetts 02205-9030               Grand Central Station
           800-WARBURG                          New York, NY  10163
                                           Attn:  Institutional Services
                                                   800-222-8977

                                TABLE OF CONTENTS
                                                                            Page

INVESTMENT OBJECTIVES AND POLICIES.............................................1
         Options, Futures and Currency Exchange Transactions...................1
         Securities Options....................................................1
         Securities Index Options..............................................4
         OTC Options...........................................................4
         Futures Activities....................................................5
         Currency Exchange Transactions........................................7
         Hedging Generally.....................................................9
         Asset Coverage for Forward Contracts, Options,
            Futures and Options on Futures....................................10
         Additional Information on Other Investment Practices.................11
         U.S. Government Securities...........................................11
         Money Market Obligations.............................................11
         Convertible Securities...............................................12
         Structured Securities................................................12
         Debt Securities......................................................16
         Below Investment Grade Securities....................................17
         Securities of Other Investment Companies.............................18
         Lending of Portfolio Securities......................................18
         Foreign Investments..................................................19
         Short Sales..........................................................22
         Warrants.............................................................23
         Non-Publicly Traded and Illiquid Securities..........................24
         Borrowing............................................................25
         Reverse Repurchase Agreements and Dollar Rolls.......................26
         When-Issued Securities and Delayed-Delivery Transactions.............26
         REITS................................................................27
         Small Capitalization and Emerging
            Growth Companies; Unseasoned Issuers..............................27
         "Special Situation" Companies........................................27
         Strategy Available to the Emerging Growth Fund.......................28
         Non-Diversified Status...............................................28
         Strategy Available to the Post-Venture Capital Fund..................28
         Post-Venture Capital Companies.......................................28
         Private Funds........................................................28
INVESTMENT RESTRICTIONS.......................................................30
         All Funds............................................................30
         Emerging Growth Fund.................................................30
         Post-Venture Capital and Small Company Growth Funds..................31
         Small Company Value Fund.............................................33
                                      (i)

PORTFOLIO VALUATION...........................................................35
PORTFOLIO TRANSACTIONS........................................................36
PORTFOLIO TURNOVER............................................................39
MANAGEMENT OF THE FUNDS.......................................................39
   Officers and Board of Directors............................................39
   Directors' Total Compensation..............................................43
   Portfolio Managers.........................................................44
   Investment Advisers and Co-Administrators..................................45
   Custodians and Transfer Agent..............................................47
   Organization of the Funds..................................................47
   Distribution and Shareholder Servicing.....................................48
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................50
   Automatic Cash Withdrawal Plan.............................................51
EXCHANGE PRIVILEGE............................................................51
ADDITIONAL INFORMATION CONCERNING TAXES.......................................51
   The Funds and Their Investments............................................52
   Passive Foreign Investment Companies.......................................54
   Dividends and Distributions................................................55
   Sales of Shares............................................................56
   Backup Withholding.........................................................56
   Notices....................................................................56
   Other Taxation.............................................................56
DETERMINATION OF PERFORMANCE..................................................57
INDEPENDENT ACCOUNTANTS AND COUNSEL...........................................59
MISCELLANEOUS.................................................................59
FINANCIAL STATEMENTS..........................................................62
APPENDIX - DESCRIPTION OF RATINGS............................................A-1

                                      (ii)

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the funds will achieve their investment objectives.

                  The investment objective of the Emerging Growth Fund is maximum capital appreciation.

                  The investment objective of the Post-Venture Capital Fund is long-term growth of capital.

                  The investment objective of the Small Company Growth Fund is capital growth.

                  The investment objective of the Small Company Value Fund is long-term capital appreciation.

                  Unless otherwise indicated, all of the Funds are permitted to engage in the following investment strategies. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

Options, Futures and Currency Exchange Transactions


                 Securities Options. Each Fund may purchase options and write
(sell) covered or collateralized options on securities, securities indices and to the extent the Fund is authorized to invest in foreign securities, currencies for both hedging purposes and to increase total return. Up to 25% of a Fund's assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligaton. These options may be traded on an exchange or over-the-counter ("OTC").

                  Each Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund may write (i) in-the-money call options when Warburg Pincus Asset Management, Inc., each Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the

Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

                  Securities Index Options. Each Fund may utilize its total assets to purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                 Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although each Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  Futures Activities. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and, to the extent that a Fund may invest in foreign securities, currencies for both bona fide hedging and speculative purposes. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The Emerging Growth Fund will only engage in currency exchange transactions for hedging purposes.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. Each Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

                  Each Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Fund on securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require that the Fund segregate cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

                  U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities ("U.S. Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. Government Securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

                  Money Market Obligations. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

                  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

                  Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although

Warburg will consider such event in its determination of whether a Fund should continue to hold the securities. Each of the Small Company Growth and Small Company Value Funds does not currently intend during the coming year to hold more than 5% of its net assets in convertible securities rated below investment grade.


                  Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

                  Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.


                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.


                  Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  Assignments and Participations. Each Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

                  When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

                  Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. A Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

                  A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

                  A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Warburg to be creditworthy.

                  When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

                  Debt Securities. Each Fund may invest up to 20% of its total assets in debt securities (other than money market obligations). Each Fund may also invest to a limited extent in zero coupon bonds which may result in taxable income to shareholders in the Fund. Debt-obligations of corporations in which the Funds may invest include corporate bonds, debentures and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                  When Warburg believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

                  Below Investment Grade Securities. Each Fund may invest up to 5% of its total assets in securities rated below investment grade, including convertible debt securities. Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by Warburg to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. While the market values of below investment grade securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, below investment grade securities generally present a higher degree of credit risk. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. The Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  The market value of below investment grade securities is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.




                  Securities of Other Investment Companies. Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.


                  Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of a Fund's total assets taken at value (including the loan collateral. No Fund will lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."


                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.



                  Foreign Investments. Each Fund may invest up to 10% of its total assets (20% in the case of the Post-Venture Capital Fund) in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.


                  Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.


                  Foreign Currency Exchange. Since the Funds may be investing in securities denominated in currencies of non-U.S. countries, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.


                 Euro Conversion. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presented unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro.
These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.

                  Information. Many of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

                  Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities.

                  Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.



                  The foreign government securities in which each of the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.


                  Privatizations. Each Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.


                  Brady Bonds. The Fund may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.


                  Short Sales (Post-Venture Capital and Small Company Growth Funds only). The current market value of securities sold short (excluding short sales "against the box") will not exceed 10% of a Fund's assets. These Funds may engage in "short sales." In a short sale, the investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.



                  The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

                  Short Sales "Against the Box" (Each Fund except the Emerging Growth Fund). Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. A Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. No Fund intends to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

              If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

                  Warrants. Each Fund may invest up to 10% of its net assets (15% in the case of the Small Company Growth Fund) in warrants. Each Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

                  Non-Publicly Traded and Illiquid Securities. Each of the Post-Venture Capital and Small Company Growth Funds may invest up to 15% of its net assets (10% of total assets in the case of the Emerging Growth and Small Company Value Funds) in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), time deposits maturing in more than seven days and, with respect to the Post-Venture Capital Fund, private equity portfolios that invest in venture capital companies ("Private

Funds"). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.

                  Borrowing. Each of the Post-Venture Capital, Small Company Growth and Small Company Value Funds may borrow up to 30%, and the Emerging Growth Fund may borrow up to 10%, of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

              Reverse Repurchase Agreements and Dollar Rolls. Each of the
Funds may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  The Funds also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  When-Issued Securities and Delayed-Delivery Transactions. Each of the Emerging Growth, Post-Venture Capital and Small Company Growth Funds may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will segregate with its custodian cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                  Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. Investments in small- and medium-sized and emerging growth companies, as well as companies with continuous operations of less than three years ("unseasoned issuers") involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of small- and medium-sized and emerging growth companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  "Special Situation" Companies. "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Warburg believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve maximum capital appreciation. There can be no assurance, however, that a special situation that exists at the time of an investment will be consummated under the terms and within the time period contemplated.

Strategy Available to the Emerging Growth Fund

                  Non-Diversified Status. The Emerging Growth Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (a) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the will not own more than 10% of the outstanding voting securities of a single issuer.

Strategy Available to the Post-Venture Capital Fund

                  Post-Venture Capital Companies. Although the Fund may invest up to 10% of its assets in venture capital and other investment funds, the Fund is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering, whichever is later, will have been made within ten years prior to the Fund's purchase of the company's securities.

                  Private Funds. Up to 10% of the Fund's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of
(a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Fund's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Post-Venture Capital Fund's assets invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.

                  Interests in the Private Funds in which the Post-Venture Capital Fund may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Fund may invest may pay their investment managers a fee based on the performance of the Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Fund's net asset value calculations. Private Funds in which the Fund invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage. Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. The Fund may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Fund's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Fund's net assets.

                             INVESTMENT RESTRICTIONS


All Funds


Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitation set forth in No. 1 with respect to each Fund) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

Emerging Growth Fund

                  The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

                  The Emerging Growth Fund may not:

                  1. Borrow money or issue senior securities except that the Fund may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities and enter into repurchase agreements.

                  4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, real estate investment trust securities, real estate limited partnerships, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options.

                  6. Make short sales of securities or maintain a short position.

                  7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

                  8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

                  9. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  10. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  11. Invest more than 10% of the value of the Fund's total assets in time deposits maturing in more than seven calendar days.

                  12. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

                  13. Invest in oil, gas or mineral leases.

Post-Venture Capital and Small Company Growth Funds

                  The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

                  Each of the Post-Venture Capital and Small Company Growth Funds may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  9. Issue any senior security except as permitted in the Fund's investment limitations.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Small Company Value Fund

                  The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 15 may be changed by a vote of the Board at any time.

                  The Small Company Value Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and enter into short sales "against the box."

                  8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  10. Issue any senior security except as permitted in the Fund's investment limitations.

                  11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  13. Invest more than 10% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            14. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

            15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


                             PORTFOLIO VALUATION


            The following is a description of the procedures used by the Funds in valuing their assets.


            Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. In determining the market value of portfolio investments, each Fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets for which market quotations are not available and certain other assets of each Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S.

dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                            PORTFOLIO TRANSACTIONS

            Warburg is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds by the Post-Venture Capital Fund through a broker or placement agent may also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

            Except for Private Funds investments managed by Abbott Capital Management, LLC, the Post-Venture Capital Fund's sub-investment adviser with respect to Private Funds ("Abbott"), Warburg will select specific portfolio investments and effect transactions for each Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

            Warburg may, in its discretion, effect transactions in portfolio securities with brokers and dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to a Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. For the fiscal year ended October 31, 1998, $3,656,224, $191,270, $23,665 and $586,864 of total brokerage commissions was paid by the Emerging Growth, Post-Venture Capital, Small Company Growth and Small Company Value Funds, respectively, to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to Warburg's own research program.

            The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years or period ended October 31.

-------------------------------------------------------------------------------
FUND                                YEAR            COMMISSIONS
-------------------------------------------------------------------------------
Emerging Growth Fund                1996             $1,592,936
-------------------------------------------------------------------------------
                                    1997             $2,702,386*
-------------------------------------------------------------------------------
                                    1998             $3,656,224*
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Post-Venture Capital Fund           1996             $ 200,468
-------------------------------------------------------------------------------
                                    1997             $ 335,766
-------------------------------------------------------------------------------
                                    1998             $ 191,270*
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Small Company Growth Fund           1997             $  24,051
-------------------------------------------------------------------------------
                                    1998             $  23,665
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FUND                                YEAR            COMMISSIONS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Small Company Value Fund            1996             $ 144,319
-------------------------------------------------------------------------------
                                    1997             $ 547,325*
-------------------------------------------------------------------------------
                                    1998             $ 568,864
-------------------------------------------------------------------------------

      * The increase or decrease in brokerage commissions paid in the most recent fiscal year was due to an increase or decrease, respectively, in overall assets of the Fund and increased equity investments.

            Investment decisions for each Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg or Abbott, as relevant. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg or Abbott, as the case may be, believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

            Any portfolio transaction for a Fund may be executed through Counsellors Securities Inc., located at 466 Lexington Avenue, New York, New York 10017, each Fund's distributor and a wholly-owned subsidiary of Warburg ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of the Funds' operations.

            In no instance will portfolio securities be purchased from or sold to Warburg, Abbott or Counsellors Securities or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                              PORTFOLIO TURNOVER

            Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

            It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. Each Fund's portfolio turnover rate is set forth on the table under the caption "Financial Highlights" in the Prospectuses.


                           MANAGEMENT OF THE FUNDS

Officers and Board of Directors


            The business and affairs of the Funds are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under each Fund's Charter, the Board may classify or reclassify any unissued shares of each Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of each Fund.

            The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard N. Cooper (64) *          Director
Harvard University                Professor at Harvard University; National
1737 Cambridge Street             Intelligence Council from June 1995 until
Cambridge, Massachusetts 02138    January 1997; Director or Trustee of
                                  CircuitCity Stores, Inc. (retail electronics
                                  and appliances) and Phoenix Home Life Mutual
                                  Insurance Company; Director/Trustee of other
                                  investment companies in the Warburg Pincus
                                  family of funds.


Jack W. Fritz (71)                Director
2425 North Fish Creek Road        Private investor; Consultant and Director of
P.O. Box 483                      Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014             Communications (developers and operators of
                                  radio stations); Director of Advo, Inc.
                                  (direct mail advertising); Director/Trustee
                                  of other investment companies in the Warburg
                                  Pincus family of funds.

John L. Furth* (68)                 Chairman of the Board
466 Lexington Avenue                Chief Executive Officer and Director of
New York, New York 10017-3147       Warburg; Associated with Warburg since 1970.
                                    Chairman of the Board and officer of other
                                    investment companies advised by Warburg.
                                    Director/Trustee of other investment
                                    companies in the Warburg Pincus family
                                    of funds.

Jeffrey E. Garten (52)              Director
Box 208200                          Dean of Yale School of Management and
New Haven, Connecticut 06520-8200   William S. Beinecke Professor in the
                                    Practice of International Trade and
                                    Finance; Undersecretary of Commerce for
                                    International Trade from November 1993 to
                                    October 1995; Professor at Columbia
                                    University from September 1992 to November
                                    1993; Director/Trustee of other investment
                                    companies in the Warburg Pincus family
                                    of funds.

Thomas A. Melfe (67)                Director
1251 Avenue of the Americas         Partner in the law firm of Piper & Marbury;
29th Floor                          Partner in the law firm of Donovan Leisure
New York, New York 10020-1104       Newton & Irvine from April 1984 to April
                                    1998; Chairman of the Board, Municipal Fund
                                    for New York Investors, Inc.; Director/
                                    Trustee of other investment companies in the
                                    Warburg Pincus family of funds.

Arnold M. Reichman* (50)            Director
466 Lexington Avenue                Managing Director, Chief Operating Officer
New York, New York 10017-3147       and Assistant Secretary of Warburg;
                                    Associated with Warburg since 1984; Officer
                                    of Counsellors Securities; Director/Trustee
                                    of other investment companies in the Warburg
                                    Pincus family of funds.

--------------
* Indicates a Director who is an "interested person" of each Fund as defined in the 1940 Act.

Alexander B. Trowbridge (69)       Director
1317 F Street, N.W., 5th Floor     President of Trowbridge Partners, Inc.
Washington, DC 20004               (business consulting) from January 1990 to
                                   November 1996; Director or Trustee of New
                                   England Life Insurance Co., ICOS Corporation
                                   (biopharmaceuticals), WMX Technologies Inc.
                                   (solid and hazardous waste collection and
                                   disposal), The Rouse Company (real estate
                                   development), Harris Corp. (electronics and
                                   communications equipment), The Gillette Co.
                                   (personal care products) and Sun Company Inc.
                                   (petroleum refining and marketing);
                                   Director/Trustee of other investment
                                   companies in the Warburg Pincus family of
                                   funds.

Eugene L. Podsiadlo (42)           President
466 Lexington Avenue               Managing Director of Warburg; Associated with
New York, New York 10017-3147      Warburg since 1991; Officer of Counsellors
                                   Securities and of other investment companies
                                   in the Warburg Pincus family of funds.

Steven B. Plump (40)               Executive Vice President
466 Lexington Avenue               Senior Vice President of Warburg; Associated
New York, New York 10017-3147      with Warburg since 1995; Associated with
                                   Chemical Investment Services and its
                                   affiliates from 1993 until 1995. Officer of
                                   Counsellors Securities and other investment
                                   companies in the Warburg Pincus family of
                                   funds.

Stephen Distler (45)               Vice President
466 Lexington Avenue               Managing Director of Warburg; Associated with
New York, New York 10017-3147      Warburg since 1984; Officer of Counsellors
                                   Securities; and of other investment companies
                                   in the Warburg Pincus family of funds.

Janna Manes, Esq. (31)             Vice President and Secretary
466 Lexington Avenue               Vice President of Warburg; Associated with
New York, New York 10017-3147      Warburg since 1996; Associated with the law
                                   firm of Willkie Farr & Gallagher from 1993 to
                                   1996; Officer of other investment companies
                                   in the Warburg Pincus family of funds.

Howard Conroy, CPA (45)            Vice President and Chief Financial Officer
466 Lexington Avenue               Vice President of Warburg; Associated with
New York, New York 10017-3147      Warburg since 1992; Officer of other
                                   investment companies in the Warburg Pincus
                                   family of funds.

Daniel S. Madden, CPA (33)         Treasurer and Chief Accounting Officer
466 Lexington Avenue               Vice President of Warburg; Associated with
New York, New York 10017-3147      Warburg since 1995; Associated with BlackRock
                                   Financial Management, Inc. from September
                                   1994 to October 1995; Associated with BEA
                                   Associates from April 1993 to September 1994;
                                   Associated with Ernst & Young LLP from 1990
                                   to 1993; Officer of other investment
                                   companies in the Warburg Pincus family of
                                   funds.

Stuart J. Cohen, Esq. (30)         Assistant Secretary
466 Lexington Avenue               Vice President of Warburg; Associated with
New York, New York 10017-3147      Warburg since 1997; Associated with the law
                                   firm of Gordon Altman Butowsky Weitzen Shalov
                                   & Wein from 1995 to 1997; Officer of other
                                   investment companies in the Warburg Pincus
                                   family of funds.


             No employee of Warburg, PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives the following annual and per-meeting fees:

---------------------------------------------------------------------------------------
                                                                     FEE FOR EACH AUDIT
                                              FEE FOR EACH MEETING    COMMITTEE MEETING
FUND                            ANNUAL FEE          ATTENDED              ATTENDED
---------------------------------------------------------------------------------------
Emerging Growth Fund            $   1,000             $250                 $400 *
---------------------------------------------------------------------------------------
Post-Venture Capital Fund       $     500             $250                 $400 *
---------------------------------------------------------------------------------------
Small Company Growth Fund       $     500             $250                 $400 *
---------------------------------------------------------------------------------------
Small Company Value Fund        $     500             $250                 $400 *
---------------------------------------------------------------------------------------

             Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Total Compensation
(for the fiscal year ended October 31, 1998)

------------------------------------------------------------------------------------------
                                          POST-       SMALL                 ALL INVESTMENT
                             EMERGING    VENTURE     COMPANY      SMALL        COMPANIES
                              GROWTH     CAPITAL     GROWTH      COMPANY      MANAGED BY
NAME OF DIRECTOR               FUND       FUND        FUND      VALUE FUND     WARBURG*
------------------------------------------------------------------------------------------
John L. Furth**                None       None        None        None           None
------------------------------------------------------------------------------------------
Arnold M. Reichman**           None       None        None        None           None
------------------------------------------------------------------------------------------
Richard N. Cooper             $2,400     $1,900      $2,150      $2,150        $56,600
------------------------------------------------------------------------------------------
Donald J. Donahue             $  600     $  475      $  475      $  475        $13,525
------------------------------------------------------------------------------------------
Jack W. Fritz***              $2,650     $2,150      $2,400      $2,400        $63,100
------------------------------------------------------------------------------------------
Jeffrey E. Garten             $2,300     $1,800      $2,050      $2,050        $49,325
------------------------------------------------------------------------------------------
Thomas A. Melfe               $2,650     $2,150      $2,400      $2,400        $60,700
------------------------------------------------------------------------------------------
Alexander B. Trowbridge       $2,750     $2,250      $2,250      $2,250        $64,000
------------------------------------------------------------------------------------------

* Each Director serves as a Director or Trustee of 39 investment companies in the Warburg Pincus family of funds except for Mr. Melfe, who serves as a Director/Trustee of 22 investment companies in the Warburg Pincus family of funds.

** Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg and, accordingly, receive no compensation from any Fund or any other investment company companies in the Warburg Pincus family of funds.

            As of January 31, 1999, the Directors and officers of each Fund as a group owned less than 1% of the outstanding shares of each Fund.

Portfolio Managers

            Emerging Growth Fund. Ms. Elizabeth B. Dater is Co-Portfolio Manager of the Emerging Growth Fund and manages other funds advised by Warburg Pincus. Ms. Dater is a Managing Director of Warburg. Prior to joining Warburg in 1978, she was a vice president of research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

            Mr. Stephen J. Lurito is Co-Portfolio Manager of the Emerging Growth Fund and manages other funds advised by Warburg Pincus. Mr. Lurito is a Managing Director of Warburg. Mr. Lurito has been with Warburg since 1987.
Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and an M.B.A. from The Wharton School, University of Pennsylvania.

            Post-Venture Capital Fund. Ms. Dater and Mr. Lurito, described above, are also Co-Portfolio Managers of the Post-Venture Capital Fund.

            Mr. Robert S. Janis and Christopher M. Nawn are Associate Portfolio Managers and Research Analysts of the Post-Venture Fund and of other Warburg Pincus Funds. Mr. Janis is a Managing Director of Warburg, and Mr. Nawn is a Senior Vice President of Warburg. Prior to joining Warburg in October 1994, Mr. Janis was a vice president and senior research analyst at U.S. Trust Company of New York. He earned B.A. and M.B.A. degrees from the University of Pennsylvania. Prior to joining Warburg in September 1994, Mr. Nawn was a senior sector analyst and portfolio manager at the Dreyfus Corporation. He earned a B.A. degree from the Colorado College and an M.B.A. degree from the University of Texas.

            Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Fund's investments in Private Funds. Abbott also acts as sub-investment adviser for other Warburg Pincus Funds. Prior to co-founding a predecessor of Abbott in 1986, Mr. Held had been an investment analyst and portfolio manager at Manufacturers Hanover Investment Corporation since 1970, before which time he had been a security analyst with Weis, Voisin, Cannon, Inc., L.M. Rosenthal & Co., Shearson, Hammill & Co. and Standard & Poor's Corporation. Mr. Held earned an M.B.A. from New York University, an M.A. from Columbia University and a B.A. from Queens College.

            Prior to joining a predecessor of Abbott in 1989, Mr. Gray was an assistant vice president at Commerzbank Capital Markets Corporation, where he managed the area responsible for underwriting and distributing all new issues of securities. Prior to this, he was an associate with Credit Commercial de France in Paris in the Corporate Finance Department. Mr. Gray received his B.A. in History from the University of Pennsylvania and his M.B.A. in Finance from New York University. He is also a Chartered Financial Analyst.

            Small Company Growth Fund. Mr. Lurito (described above) is also Portfolio Manager of the Small Company Growth Fund.

            Small Company Value Fund. Mr. Kyle F. Frey, Portfolio Manager of the Small Company Value Fund, is a Managing Director of Warburg. Prior to joining Warburg in 1989, Mr. Frey was with Goldman, Sachs & Co. in the institutional sales division. Mr. Frey earned a B.S. degree from the University of New Hampshire and an M.B.A. from New York University.

Investment Advisers and Co-Administrators

            Warburg serves as investment adviser to each Fund, Abbott serves as sub-investment adviser to the Post-Venture Capital Fund and Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Fund pursuant to separate written agreements (the "Advisory Agreement," the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). For the services provided by Warburg under the Advisory Agreements, the Emerging Growth Fund, Post-Venture Capital Fund, Small Company Growth Fund and Small Company Value Fund each pay Warburg a fee calculated at an annual rate of .90%, 1.25%, 1.00% and 1.00%, respectively, of the Fund's average daily net assets.+ For the services provided by



--------------
+ With respect to the Post-Venture Capital Fund, the services provided by Abbott under the Sub-Investment Advisory Agreement are also described in the Prospectus; Warburg pays Abbott for sub-investment advisory services out of the fees Warburg receives from the Fund.

Counsellors Service under the Counsellors Service Co-Administration Agreement, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the services provided by PFPC under the PFPC Co-Administration Agreement, each Fund pays PFPC a fee calculated at an annual rate of .10% of the Fund's first $500 million in average daily net assets, .075% of the next $1 billion in assets and .055 of assets exceeding $1.5 billion, exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to Warburg, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Portfolio's average daily net assets.


            For the following fiscal years or period ended October 31 during which a Fund had investment operations, investment advisory fees earned by Warburg, waivers and net advisory fees for each Fund were as follows:

-------------------------------------------------------------------------------------------
                                                 GROSS                            NET
FUND                                YEAR      ADVISORY FEE       WAIVER       ADVISORY FEE
-------------------------------------------------------------------------------------------
Emerging Growth Fund                1996      $  9,738,214              0     $  9,738,214
                                   --------------------------------------------------------
                                    1997      $ 14,879,436              0     $ 14,879,436
                                   --------------------------------------------------------
                                    1998      $ 18,191,066              0     $ 18,191,066
-------------------------------------------------------------------------------------------
Post-Venture Capital Fund           1996      $  1,253,423     $  634,122     $    629,301
                                   --------------------------------------------------------
                                    1997      $  1,704,057     $  553,243     $  1,150,814
                                   --------------------------------------------------------
                                    1998      $  1,172,367     $  340,613     $    831,753
-------------------------------------------------------------------------------------------
Small Company Growth Fund           1997      $     69,204     $   69,204     $          0
(commenced operations 12/31/96)
-------------------------------------------------------------------------------------------
                                    1998      $    105,741     $   43,714     $     62,027
-------------------------------------------------------------------------------------------
Small Company Value Fund            1996      $    280,663     $  115,171     $    165,492
(commenced operations 12/29/95)
                                   --------------------------------------------------------
                                    1997      $  1,735,893     $   55,966     $  1,679,927
                                   --------------------------------------------------------
                                    1998      $  1,530,064     $   11,933     $  1,518,131
-------------------------------------------------------------------------------------------

                  For the fiscal year ended October 31, 1998, Warburg also reimbursed expenses for the Post-Venture Capital Fund, Small Company Growth Fund and Small Company Value Fund in the amounts of $39,268, $62,236 and $3,991, respectively.

                  During the following fiscal years or period ended October 31 during which a Fund had investment operations, PFPC and Counsellors Service earned the following amounts in co-administration fees.

-----------------------------------------------------------------------------------
FUND                                YEAR          PFPC          COUNSELLORS SERVICE
-----------------------------------------------------------------------------------
Emerging Growth Fund                1996    $     1,043,313       $     1,082,024
                                   ------------------------------------------------
                                    1997    $     1,324,178       $     1,653,283
                                   ------------------------------------------------
                                    1998    $     1,514,914       $     2,021,230
-----------------------------------------------------------------------------------
Post-Venture Capital Fund           1996    $       100,274       $       100,274
                                   ------------------------------------------------
                                    1997    $       136,324       $       136,324
                                   ------------------------------------------------
                                    1998    $        98,258       $        93,788
-----------------------------------------------------------------------------------
Small Company Growth Fund           1997    $         6,920       $         6,920
(commenced operations 12/31/96)             (fully waived)
                                   ------------------------------------------------
                                    1998    $        13,940*      $        10,574
-----------------------------------------------------------------------------------
Small Company Value Fund            1996    $           237       $        28,066
(commenced operations 12/29/95)             (fully waived)
                                   ------------------------------------------------
                                    1997    $       173,589       $       173,589
                                   ------------------------------------------------
                                    1998    $       155,383       $       153,007
-----------------------------------------------------------------------------------

     *   $10,574 waived.

Custodians and Transfer Agent

            Pursuant to separate custodian agreements with each Fund (the "Custodian Agreements"), PNC Bank, National Association ("PNC") is custodian of Fund's U.S. assets and State Street serves as custodian of the Funds' non-U.S. assets. Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Small Company Growth Fund. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp. and its principal business address is 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


            State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund,
(ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Funds

            The Funds are open-end management investment companies within the meaning of the 1940 Act. The Emerging Growth Fund was incorporated on November 12, 1987 under the laws of the State of Maryland under the name "Counsellors Emerging Growth Fund, Inc." On October 27, 1995, the Fund amended its charter to change its name to "Warburg, Pincus Emerging Growth Fund, Inc." The Post-Venture Capital Fund was incorporated on July 12, 1995 under the laws of the State of Maryland under the name "Warburg, Pincus Post-Venture Capital Fund, Inc." The Small Company Growth Fund was incorporated on October 31, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Small Company Growth Fund, Inc." The Small Company Value Fund was incorporated on October 23, 1995 under the laws of the State of Maryland under the name "Warburg, Pincus Small Company Value Fund, Inc." Each of the Funds is diversified, with the exception of the Emerging Growth Fund which is not diversified. Each Fund offers two classes of shares, Common Shares and Advisor Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

            All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

            Post-Venture Capital, Small Company Growth and Small Company Value Funds, Common Shares. Counsellors Securities acts as distributor to each of the Funds and is a wholly-owned subsidiary of Warburg. Each of these Funds has entered into a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays Counsellors Securities, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by Counsellors Securities include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

            Pursuant to the Common Shares 12b-1 Plan, Counsellors Securities provides the Board with periodic reports of amounts expended under the Common Shares 12b-1 Plan and the purpose for which the expenditures were made. For the fiscal year ended October 31, 1998, the Common Shares of the Post-Venture Capital, Small Company Growth and Small Company Value Funds paid $234,184, $0 and $382,127, respectively, pursuant to the Common Shares 12b-1 Plan, which was spent on advertising, marketing communications and public relations.

            Certain financial-services firms may receive service fees from the Distributor, the Adviser or their affiliates for providing recordkeeping or other services in connection with investments in the Funds. Financial-services firms may also be reimbursed for marketing costs. The service fee may be up to 0.40% per year of the value of Fund accounts maintained by the firm. The Funds may reimburse part of the service fee at rates they would normally pay to the transfer agent for providing the services.


            All Funds, Advisor Shares. The Funds have entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Shares 12b-1 Plan" and collectively with the Common Shares 12b-1 plan, the "12b-1 Plans") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. The Advisor Shares 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Shares 12b-1 Plan and the purposes for which such expenditures were made. For the fiscal year ended October 31, 1998, the Advisor Shares of the Emerging Growth, Post-Venture Capital and Small Company Value Funds paid $1,957,786, $579, and $776, respectively, all of which were paid to Institutions.

            Certain Institutions may receive additional fees from the Distributor, the Adviser or their affiliates for providing supplemental services in connection with investments in the Funds. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.10% per year of the value of Fund accounts maintained by the firm. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that the Distributor, the Adviser or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

            An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

            General. The 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans, as the case may be ("Independent Directors"). Any material amendment of the 12b-1 Plans would require the approval of the Board in the same manner. Neither of the 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.

            Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

Automatic Cash Withdrawal Plan

            An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

                              EXCHANGE PRIVILEGE

            An exchange privilege with certain other funds advised by Warburg is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Warburg Pincus fund at their respective net asset values. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

            The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.

            Each Fund reserves the right to refuse exchange purchases by any person or group if, in Warburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Funds and Their Investments

            Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

            As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long-and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

            If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

            Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if a Fund makes such an election, it is possible that it may incur an excise tax as a result of not having distributed net capital gains.

            The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

            With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

            If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Passive Foreign Investment Companies

            If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

            Alternatively, a Fund may make a mark-to-market election that will result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions

            Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

            Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

            Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

            If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

            Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Backup Withholding

            Each Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices

            Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

            Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

 THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING EACH FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN
        TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO
                        THEM OF AN INVESTMENT IN A FUND.

                         DETERMINATION OF PERFORMANCE

            From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to the Funds' Common and Advisor Shares, the Funds' average annual total returns for the indicated periods ended October 31, 1998 were as follows (performance figures calculated without waiver by a Fund's service providers(s), if any, are noted in italics):

                                 TOTAL RETURN

                                COMMON SHARES

                                                                        Period from the
                                                                          commencement
                         One-Year         Five-Year        Ten-Year      of operations
                         --------         ---------        --------      -------------
Emerging Growth Fund      (9.40%)           11.33%            N/A            14.99%
(1/21/88)

Post-Venture          (8.63%)(9.09%)         N/A              N/A         16.62%  15.72%
Capital Fund
(9/29/95)

Small Company          0.00% (19.08%)        N/A              N/A         22.50% (3.48%)
Growth Fund
(12/31/96)

Small Company Value  (19.97%)(20.03%)        N/A              N/A         15.85%  15.76%
Fund
(12/29/95)

                                 ADVISOR SHARES*

                                                                        Period from the
                                                                          commencement
                         One-Year         Five-Year        Ten-Year      of operations
                         --------         ---------        --------      -------------
Emerging Growth Fund      (9.75%)          10.84%            N/A          13.95%
(4/4/91)

                                                                        Period from the
                                                                          commencement
                         One-Year         Five-Year        Ten-Year      of operations
                         --------         ---------        --------      -------------
Post-Venture             (8.83%)(9.00%)     N/A              N/A          16.17% 15.87%
Capital Fund
(9/29/95)

Small Company Value      (19.93%)(20.53%)   N/A              N/A          15.61% 14.99%
Fund
(12/29/95)


 * No Small Company Growth Fund Advisor shares were outstanding as of October 31, 1998.

            These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

            These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

            When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Fund's return over a longer market cycle. A Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

            A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

            The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

            PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by PwC, and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

            Willkie Farr & Gallagher serves as counsel for each Fund as well as counsel to Warburg and Counsellors Securities.

                                  MISCELLANEOUS

            As of January 31, 1999, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:


                              EMERGING GROWTH FUND

                                        Common Shares             Advisor Shares
                                        -------------             --------------
Charles Schwab & Co., Inc.*                 16.11%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, California  94104-4122

                                        Common Shares             Advisor Shares
                                        -------------             --------------
Nationwide Life Insurance Company*          11.70%
Nationwide QPVA
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, Ohio  43218-2029

Fidelity Investment Institutional*           8.73%
Operations Cnt as Agent for CERTA
Employee Benefit Plans
100 Magellan Way
Covington, Kentucky 41015-1999

National Financial Services Corp.*           6.81%
FBO Customers
PO Box 3908
Church Street Station
New York, New York  10008-3908

First Trust National Association*            6.41%
TTEE United Healthcare Corp.
401K Savings Plan
Attn: Mutual Funds A/C #21740224
PO Box 64010
St. Paul, Minnesota  55164-0010

Connecticut General Life Ins. Co.*                                     98.53%
On behalf of its separate accounts
55G c/o Melissa Spencer M110
CIGNA Corp. PO Box 2975
Hartford, Connecticut  06104-2975


                            POST-VENTURE CAPITAL FUND

                                        Common Shares             Advisor Shares
                                        -------------             --------------


Charles Schwab & Co. Inc.*                  32.17%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

                            POST-VENTURE CAPITAL FUND

                                        Common Shares             Advisor Shares
                                        -------------             --------------

National Financial Services Corp.*          12.82%
FBO Customers
PO Box 3908
Church Street Station
New York, New York 10008-3908

EMJAYCO*                                                               97.25%
Omnibus Account
PO Box 17909
Milwaukee, WI 53217-0909

                            SMALL COMPANY VALUE FUND

                                             Common Shares        Advisor Shares
                                             -------------        --------------
Charles Schwab & Co. Inc.*                       25.76%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.*               14.70%               11.34%
FBO Customers
A/C #SV8849-8436
PO Box 3908
Church Street Station
New York, New York  10008-3908

Donaldson Lufkin & Jenrette*                      5.36%
Securities Corporation Pershing Division
Mutual Fund Balancing
1 Pershing Plaza, 14th Floor
Jersey City, New Jersey 07399-0001

Donald J. Smith, Robert J. Smith TTEES*                               20.52%
E.M. Smith Jewelers Inc.
P/S Pension Fund Trust
1334 Bridge St.
Chillicothe, Ohio 45601

Donaldson Lufkin & Jenrette Secs.*                                    19.73%
PO Box 2052
Jersey City, New Jersey 07303-2052

                            SMALL COMPANY VALUE FUND

                                             Common Shares        Advisor Shares
                                             -------------        --------------
Donald J. Smith, Robert J. Smith,                                     25.17%
David E. Smith, TTEES
Eugene M. Smith Revocable Trust*
UAD 4/8/80
17 Briarcliff Dr.
Chillicothe, Ohio 45601

State Street Bank & Trust Co. *                                        8.35%
Cust for the IRA of
Peggy D. Polonkey
150 Stable Rd.
Norristown, PA 19403-2664

Discover Brokerage Direct*                                             5.96%
500-12640-18
333 Market Street
San Francisco, CA 94105-2102

                    WARBURG PINCUS SMALL COMPANY GROWTH FUND

                                             Common Shares        Advisor Shares
                                             -------------        --------------
Charles Schwab & Co. Inc.*                      19.38%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

The Wooden Nickel Foundation                    11.61%
c/o Lionel I. Pincus
EM Warburg Pincus & Co. Inc.
466 Lexington Avenue
New York, NY 10017-3140

National Financial Services Corp.*               8.71%
FBO Customers
PO Box 3908
Church St. Station
New York, NY 10008-3908

1991 Trust #2                                    6.13%
Edwin Gustafson, Jr. TTEE
c/o Warburg Pincus*
466 Lexington Avenue
New York, NY 10017-3140

1991 Trust #1                                    6.13%
Edwin Gustafson, Jr. TTEE
c/o Warburg Pincus*
466 Lexington Avenue
New York, NY 10017-3140


* Each Fund believes these entities are not the beneficial owners of shares held of record by them.


            Mr. Lionel I. Pincus, Chief Executive Officer of Warburg, may be deemed to have beneficially owned 80.01%, 4.72%, 38.74% and 16.40% of the Common Shares outstanding of each of the Emerging Growth, Post-Venture Capital, Small Company Growth and Small Company Value Funds, respectively, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

                             FINANCIAL STATEMENTS

            Each Fund's audited annual report dated October 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of its annual report upon request by calling Warburg Pincus Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

            Commercial Paper Ratings

            Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

            Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

            BB, B and CCC - Debt rated BB and B is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      A-3